Short-Term Debt	12 Months Ended
Dec. 31, 2019
Short-term Debt [Abstract]
Short-Term Debt	SHORT-TERM DEBT
Washington Gas satisfies the short-term financing requirements through the sale of commercial paper, financing arrangements with third-party lenders, or through bank borrowings. Due to the seasonal nature of our operations, short-term financing requirements can vary significantly during the year. Revolving credit agreements are maintained to support outstanding commercial paper and to permit short-term borrowing flexibility. The policy of Washington Gas is to maintain bank credit facilities in amounts equal to or greater than the expected maximum commercial paper position.
Credit Facility
On July 19, 2019, Washington Gas entered into an amended and restated senior unsecured revolving credit facility with a term of five years, plus two one-year extension options, available with the bank group’s approval. The Credit Facility amended and restated Washington Gas’ prior $350 million credit facility and permits Washington Gas to borrow up to $450 million with an option to increase the facility by an additional $100 million, with the bank group’s approval, for a total potential maximum borrowing of $550 million. Washington Gas incurs Credit Facility fees, which in some cases are based on the long-term debt ratings of Washington Gas. If the long-term debt ratings were downgraded below certain levels, Washington Gas would be required to pay higher fees. There are five different levels of fees. Under the terms of the Credit Facility, the lowest level facility fee is 0.06% and the highest is 0.175%. The interest rate of loans made under the Credit Facility will be a fluctuating rate per annum that is set using certain parameters at the time each loan is made.
The following is a summary of committed credit available at December 31, 2019 and 2018.

Committed Credit Available
(In millions)	December 31, 2019	December 31, 2018
Committed credit agreements
Unsecured revolving credit facility	$450.0	$350.0
Less: Commercial Paper outstanding (a)	(400.0)	(296.0)
Net committed credit available	$50.0	$54.0
Weighted average interest rate	2.04%	2.93%
(a) The amount presents principal amount of commercial paper.
At December 31, 2019 and 2018, there were no outstanding bank loans from Washington Gas’ revolving credit facilities.
Under the terms of the Credit Facility, the ratio of financial indebtedness to total capitalization may not exceed 0.65 to 1.0 (65.0%). At December 31, 2019 and 2018, Washington Gas' ratios of consolidated financial indebtedness to consolidated total capitalization was 52% and 47%, respectively. In addition, Washington Gas is required to inform lenders of changes in corporate existence, financial conditions, litigation and environmental warranties that might have a material adverse effect. Failure to inform the lenders’ agent of these material changes might constitute default under the agreements. Should Washington Gas fail to pay principal or interest when due on any other indebtedness, such failure may be deemed to constitute a default. Such defaults, if not remedied, could lead to suspension of further loans and/or acceleration in which obligations become immediately due and payable. At December 31, 2019 and 2018, Washington Gas was in compliance with all of the covenants under its Credit Facility.
Commercial Paper
Total commercial paper recorded was $399.5 million and $296.0 million at December 31, 2019 and 2018, respectively. In December 2019, we classified $100.0 million commercial paper balance as "Long-term debt" on Washington Gas' balance sheets due to its ability and intent to refinance these balances on a long-term basis. Accordingly, $299.5 million of commercial paper remained in “Note payable and project financing” at December 31, 2019.
Project Financing
Washington Gas previously obtained third-party project financing on behalf of the federal government to provide funds for the construction of certain energy management services projects entered under Washington Gas’ area-wide contract resulting in a project financing obligation recorded in “Notes payable and project financing” on the balance sheet. As the construction work was performed, Washington Gas established a contract asset in “Unbilled revenue” representing the government’s obligation to remit principal and interest, and recorded a “Payable to associated company” to WGL Energy Systems for the construction work performed for the same amount. WGL Energy Systems now directly obtains third-party project financing for energy management services projects with the federal government under Washington Gas’s area-wide contract. As work is performed, Washington Gas establishes a contract asset in “Unbilled revenue” representing the government’s obligation to remit principal and interest and records a “Payable to associated company” to WGL Energy Systems for the construction work performed for the same amount.
At December 31, 2019, Washington Gas recorded $44.2 million of contract assets in “Unbilled revenues” and a $44.2 million payable to WGL Energy Systems in “Payables to associated companies,” respectively, for energy management services projects financed by WGL Energy Systems that were not complete. There was no project financing obligation on Washington Gas’ balance sheet at December 31, 2019.
At December 31, 2018, Washington Gas recorded $85.3 million of contract assets in "Unbilled revenues", $15.5 million in a corresponding short-term obligation to third-party lenders in "Notes payable and project financing", and $69.7 million obligation to WGL Energy Systems in "Payables to associated companies" for energy management services projects that were not complete.
In October 2018, WGL Energy Systems repaid $53.0 million drawn by Washington Gas from a third-party lender for a specific project that the lender demanded repayment for due to delays in achieving final acceptance from the federal government agency customer. The $53.0 million was included in "Payables to associated companies" on Washington Gas' balance sheets at December 31, 2018. In February 2019, WGL sold the receivables, and accordingly, Washington Gas reversed the associated amount in “Payables to associated companies” and “Unbilled revenue” on its balance sheets.
Washington Gas did not record a corresponding reserve for bad debts related to these contract assets at December 31, 2019 and 2018, based on our previous collection experience with receivables that have been financed for government agencies with minimal credit risk.